                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4889

                            H&Q HEALTHCARE INVESTORS
               (Exact name of registrant as specified in charter)

               30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 (Address of principal executive offices)(Zip code)

     Daniel R. Omstead, 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 617-772-8500

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2003 to March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.


ITEM 1.   REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

[GRAPHIC]

SEMIANNUAL REPORT

MARCH 31, 2004

     To our Shareholders:

At quarter end on March 31, 2004, the net asset value per share of your Fund was $20.80. During the six month period ending March 31, 2004, total return at net asset value of your Fund was 11.7%, a change that was equal or unfavorable to the comparative indices listed below. During the most recent quarter ending March 31, 2004, total return at net asset value of your Fund was 7.5%, a change that was favorable to all these same indices. The total return at market was 18.7% during the six month period ended March 31, 2004 and was 9.2% during the most recent quarter ended March 31, 2004.

                                      FISCAL YEAR TO DATE       QUARTER ENDED
                                          (6 MONTHS)               3/31/04
                                      -------------------       -------------
Net Asset Value                             +11.7%                  +7.5%
AMEX Biotech Index                          +16.1%                  +7.4%
Dow Jones Industrial Average                +11.7%                  -0.9%
NASDAQ Industrials                          +19.3%                  +4.0%
Russell 2000                                +21.0%                  +6.0%

In the first calendar quarter of 2004, there were several positive signs for the general economy. Overall economic growth was solid and consumer sales continued to be strong. Rebates, associated with recent tax reductions, are likely to make additional resources available to consumers (although we hope that some of this one time benefit will be allocated to savings). As of May 2004, the Federal Reserve continues to maintain interest rates at historically low levels. And after a relatively long period, it appears that there may be an upward trend in the creation of new jobs. Furthermore, business activity appears to be increasing. First quarter reports from a number of companies and sectors have been positive. All these trends are encouraging for the short term. On the other hand, there are also factors which give us concern. Energy prices are increasing. We believe there is general concern that interest rates, while low, will increase if and when the Federal Reserve reacts to the potential for economic inflation. And, most concerning to us, is the geopolitical situation in general and the conflict in Iraq, in particular. We are unclear about the exit strategy in Iraq and worry about the intermediate term impact on the economy. Overall, we think that the positives outlined above will dominate in the near term but that there will be some volatility in stock prices. In the intermediate term we are less certain.

As for the healthcare sector, we continue to be generally upbeat, particularly in the long term. As we have said several times, demographics favor this sector. The population is getting older and healthcare spending increases as people age. Having said this, the first calendar quarter of 2004 was not a good one for large pharmaceutical companies as they generally lagged the broader market. Apparently, there is concern among investors about product pipelines, pricing power and generic competition in the large pharma group. In our view there is some basis for these concerns. However, we have generally high regard for the management teams of companies in this group and think, on a select basis, that there is opportunity for upside appreciation.

In contrast to the large pharma group, the biotechnology sector performed well in the first quarter. This was likely due to continued evidence of maturation of the group, as evidenced by product approvals and other positive developments. Two products in the cancer area, Genentech's Avastin and Imclone's Erbitux have been recently approved, and are of particular note. Many analysts believe these will be very successful drugs. We think such approvals are crucial to the general advancement of the group.

The recent development of the initial public offering market for biotechnology stocks is also a good sign for the sector. More than a dozen companies have completed IPOs in recent months after a period of several years in which there was little or no market for such offerings. Furthermore, the stock price of a good number of these stocks has risen since their IPO. A number of other companies are in registration, with the intent to test the public market. We think that the demand for new public companies is good for the sector and encouraging for your Fund.

During the first calendar quarter of 2004, your Fund established positions in Elan, Cyberonics, and Genta and increased its positions in Amgen, Durect, Genzyme, Teva, United Therapeutics and Vivus. Your Fund also made an initial investment in restricted securities of I-Trax and follow on investments in TherOx and Zyomyx. In addition, one of the Fund's venture investments, Novacept, was acquired by Cytyc. The Fund sold out of positions in EP MedSystems and Vicuron Pharmaceuticals and decreased its ownership of deCODE Genetics, Endocardial Solutions and Sontra Medical.

As always, we encourage the Fund's shareholders to contact us with any questions or concerns you may have relating to the Fund.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                            H&Q HEALTHCARE INVESTORS
                                 PRIVACY NOTICE

     If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

     If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

                        CHANGE IN INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ("PwC") had been selected as the independent accountants of the Fund for its fiscal year ending September 30, 2004. On May 7, 2004, PwC resigned as the Fund's independent accountants for its fiscal year ending September 30, 2004 effective upon the completion of services related to the Fund's semi-annual financial statements. The reports provided by PwC for the fiscal years ending September 30, 2002 and September 30, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through May 31, 2004, there have been no disagreements between PwC and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused PwC to reference the subject matter of the disagreements in its report on the financial statements for such years. The Fund is currently seeking to retain new independent auditors for its fiscal year ending September 30, 2004.

                            H&Q HEALTHCARE INVESTORS

[CHART]

                                    PORTFOLIO
                              AS OF MARCH 31, 2004

                          RESTRICTED   PUBLIC  TOTAL
BIOPHARMACEUTICALS           0.0%      31.4%   31.4%
DRUG DELIVERY                0.0%       3.3%    3.3%
DRUG DISCOVERY TECH.         4.3%       3.2%    7.5%
EMERGING BIOPHARM.           5.1%      14.1%   19.2%
GENERICS                     0.0%       8.6%    8.6%
HEALTHCARE SERVICES          4.8%       3.3%    8.1%
DEVICES AND DIAGNOSTICS      5.6%       6.8%   12.4%
LIQUID ASSETS                0.0%       9.5%    9.5%

                            H&Q HEALTHCARE INVESTORS
                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2004

                                                    % OF NET ASSETS
                                                    ---------------
Impax Laboratories                                       3.87%
Telik                                                    3.68%
Celgene                                                  3.11%
Genzyme                                                  3.10%
Pfizer                                                   2.98%
Amgen                                                    2.63%
Elan                                                     2.53%
Cubist Pharmaceuticals                                   2.41%
IVAX                                                     2.37%
Teva Pharmaceutical Industries ADR                       2.36%

                            H&Q HEALTHCARE INVESTORS
                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                          QUARTER ENDED MARCH 31, 2004

                                                    UNITS HELD     UNITS HELD
                                                     12/31/03        3/31/04
                                                     --------        -------
PURCHASES
Amgen                                                   81,000        142,000
Cyberonics                                                   0        115,260
Durect                                                 738,080        918,080
Elan                                                         0        385,000
Genta                                                        0        127,000
Genzyme                                                120,000        207,000
I-Trax (Restricted) Series A                                 0        160,000
Teva Pharmaceutical Industries ADR                      62,100        117,100
TherOx (Restricted) Bridge Note                     $        0     $  200,272
United Therapeutics                                     60,600        132,000
Vivus                                                  574,500        652,400
Zyomyx (Restricted) Series A New                             0        299,700
Zyomyx (Restricted) Series B New                             0            300

SALES
deCODE Genetics                                        697,800        634,800
Endocardial Solutions                                  754,900        320,034
EP MedSystems                                          103,880              0
Sontra Medical                                         282,571         97,020
Vicuron Pharmaceuticals                                103,665              0

                            H&Q HEALTHCARE INVESTORS
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2004
                                   (UNAUDITED)

   SHARES                                                               VALUE
------------                                                        --------------
               CONVERTIBLE SECURITIES - 20.0% OF NET ASSETS
               CONVERTIBLE PREFERRED (RESTRICTED) - 19.9%
                DRUG DISCOVERY TECHNOLOGIES - 4.4%
   2,380,953     Agilix Series B*                                   $      571,429
     850,436     Avalon Pharmaceuticals Series B*                        1,998,525
     375,000     Ceres Series C*#                                        2,250,000
      27,443     Ceres Series C-1*                                         164,658
     277,967     Ceres Series D*#                                        1,667,802
     139,873     Galileo Laboratories Series F*                            489,555
   1,212,709     Idun Pharmaceuticals Series A-1*^                       3,000,000
   1,034,519     Senomyx Series E*                                       3,000,002
   1,750,000     Triad Therapeutics Series A*^                               1,750
     525,000     Triad Therapeutics Series B*^                                 525
   1,200,000     Triad Therapeutics Series C*^                             180,000
     299,700     Zyomyx Series A New*                                      299,700
         300     Zyomyx Series B New*                                          300
                EMERGING BIOPHARMACEUTICALS - 5.1%
     453,828     ACADIA Pharmaceuticals Series E*                        1,225,336
     277,778     ACADIA Pharmaceuticals Series F*                          750,001
     952,381     Agensys Series C*                                       3,000,000
   1,818,182     Raven biotechnologies Series B*^                        1,509,091
   2,809,157     Raven biotechnologies Series C*^                        2,331,600
     211,765     Theravance Series C*                                    1,905,885
     200,000     Theravance Series D-1*                                  1,800,000
      47,407     Therion Biologics Series A*                                85,333
     240,000     Therion Biologics Series B*#                              432,000
     407,712     Therion Biologics Series C*#                              733,882
      36,092     Therion Biologics Sinking Fund*                               361
   2,100,000     Xanthus Life Sciences Series B*                         2,100,000
                HEALTHCARE SERVICES - 4.8%
   1,577,144     CardioNet Series C*^                                    5,520,004
     484,829     CytoLogix Series A*^                                      399,984
     227,130     CytoLogix Series B*#^                                     187,382
     160,000     I-Trax Series A*                                        4,000,000
   5,384,615     PHT Series D*^                                          4,200,000
     906,261     PHT Series E*^                                            706,883
                MEDICAL DEVICES AND DIAGNOSTICS - 5.6%
   4,852,940     Concentric Medical Series B*^                           3,105,882
   1,744,186     Concentric Medical Series C*^                           1,116,279
   2,000,000     Conor MedSystems Series D*                              2,400,000
     222,222     EPR Series A*                                               2,222
     160,000     Masimo Series D*                                        1,760,000
   1,632,653     OmniSonics Medical Technologies Series B*               2,181,224
   1,547,988     OmniSonics Medical Technologies Series C*               1,800,000

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                               VALUE
------------                                                        --------------
               CONVERTIBLE PREFERRED (RESTRICTED) - CONTINUED
     639,659     Songbird Hearing Series D*                         $        6,397
     652,173     TherOx Series H*                                          965,216
     820,313     VNUS Medical Technologies Series E*                     4,200,003
                                                                    --------------
                                                                    $   62,049,211
                                                                    --------------

 PRINCIPAL
  AMOUNT
------------
               CONVERTIBLE BONDS AND NOTES (RESTRICTED) - 0.1%
                HEALTHCARE SERVICES - 0.0%
$    168,337     CytoLogix 6.75% Cvt. Note, due 2004*^              $      168,337
                MEDICAL DEVICES AND DIAGNOSTICS - 0.1%
     200,272     TherOx 6% Bridge Note, due 2004#                          200,272
                                                                    --------------
                                                                    $      368,609
                                                                    --------------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $86,089,770)                                 $   62,417,820
                                                                    --------------

   SHARES
------------
               COMMON STOCKS - 70.9%
               BIOPHARMACEUTICALS - 31.5%
     142,000     Amgen*                                             $    8,260,140
     101,848     Biopure Class A*                                          160,920
     204,900     Celgene*                                                9,763,485
     441,471     Corixa*                                                 2,826,650
      33,164     Corixa Warrants (expire 8/14/07)*                           6,268
     821,657     Cubist Pharmaceuticals*                                 7,559,244
     312,823     CV Therapeutics*                                        4,733,012
     385,000     Elan*                                                   7,938,700
     308,400     Enzon Pharmaceuticals*                                  4,758,612
     127,000     Genta*                                                  1,333,500
     207,000     Genzyme*                                                9,737,280
     107,000     Gilead Sciences*                                        5,967,390
     279,000     MedImmune*                                              6,439,320
     108,100     Neurocrine Biosciences*                                 6,388,710
     267,000     Pfizer                                                  9,358,350
      51,000     Pharmion*                                               1,154,640
     290,400     Pozen*                                                  4,013,328
     132,000     United Therapeutics*                                    3,145,560
     113,700     Vertex Pharmaceuticals*                                 1,071,054
     652,400     Vivus*                                                  3,960,068
                                                                    --------------
                                                                        98,576,231
                                                                    --------------
               DRUG DELIVERY - 3.3%
     225,000     Aradigm*                                                  522,000
     833,333     DepoMed*                                                6,524,997

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                               VALUE
------------                                                        --------------
               DRUG DELIVERY - CONTINUED
     918,080     Durect*                                            $    3,121,472
      97,020     Sontra Medical*                                           192,100
                                                                    --------------
                                                                        10,360,569
                                                                    --------------
               DRUG DISCOVERY TECHNOLOGIES - 3.2%
     634,800     deCODE Genetics*                                        6,728,880
     507,200     Lexicon Genetics*                                       3,180,144
     386,400     Lynx Therapeutics Warrants (expire 4/29/07)*                    0
     300,001     Zyomyx (Restricted) Common*                                 3,000
                                                                    --------------
                                                                         9,912,024
                                                                    --------------
               EMERGING BIOPHARMACEUTICALS - 14.2%
     311,300     Adolor*                                                 4,678,839
       2,760     BioTransplant (Restricted) Warrants
                    (expire 8/12/04)*                                            0
       6,300     BioTransplant (Restricted) Warrants
                    (expire 10/31/04)*                                           0
       1,150     BioTransplant (Restricted) Warrants
                    (expire 8/15/05)*                                            0
     387,802     Dyax*                                                   3,990,482
     303,100     Encysive Pharmaceuticals*                               3,115,868
     732,600     Exelixis*                                               6,263,730
     568,600     Kosan Biosciences*                                      6,010,102
      99,314     Rigel Pharmaceuticals*                                  2,197,819
     431,237     Telik*                                                 11,574,401
      33,332     Therion Biologics (Restricted) C-2 Units*#                 59,998
     226,760     Therion Biologics (Restricted)*                             2,268
     270,270     Tularik*                                                6,635,128
                                                                    --------------
                                                                        44,528,635
                                                                    --------------
               GENERIC PHARMACEUTICALS - 8.6%
     543,067     Impax Laboratories*                                    12,148,409
     326,600     IVAX*                                                   7,436,682
     117,100     Teva Pharmaceutical Industries ADR                      7,425,311
                                                                    --------------
                                                                        27,010,402
                                                                    --------------
               HEALTHCARE SERVICES - 3.3%
      85,200     Charles River Labs*                                     3,650,820
     754,500     WebMD*                                                  6,707,505
     306,208     Syntiro Healthcare Services (Restricted)*                   3,062
     188,096     Syntiro Healthcare Services (Restricted)
                    Warrants (expire 10/15/04)*                                  0
                                                                    --------------
                                                                        10,361,387
                                                                    --------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                               VALUE
------------                                                        --------------
               MEDICAL DEVICES AND DIAGNOSTICS - 6.8%
   1,122,517     Biofield*                                          $      594,934
     365,000     CTI Molecular Imaging*                                  5,325,350
     115,260     Cyberonics*                                             2,761,629
     320,034     Endocardial Solutions*                                  2,777,895
     101,000     IDEXX Laboratories*                                     5,743,870
     160,000     Masimo Labs (Restricted)*                                   1,600
   1,020,000     Orthovita*                                              4,100,400
                                                                    --------------
                                                                        21,305,678
                                                                    --------------
               TOTAL COMMON STOCKS
                 (Cost $144,885,684)                                $  222,054,926
                                                                    --------------

 PRINCIPAL
  AMOUNT
------------
               TEMPORARY CASH INVESTMENTS - 9.1%
$  9,500,000   American Express Credit Corp.; .97%, due 4/1/04      $    9,500,000
   6,400,000   General Electric Capital Corp.; .95%, due 4/7/04          6,398,986
  12,445,000   State Street Bank Repurchase Agreement;
                 .15%, dtd 3/31/04 due 4/1/04
                 Collateralized by US Treasury Note,
                 1.5% due 7/31/05 with a market value
                 of $12,694,767, (repurchase proceeds
                 of $12,445,052)                                        12,445,000
                                                                    --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $28,343,986)                               $   28,343,986
                                                                    --------------
                 TOTAL INVESTMENTS
                   (Cost $259,319,440)                              $  312,816,732
                                                                    ==============

----------
*  Non income-producing security.
#  With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $22,427,717).

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004
                                   (UNAUDITED)

ASSETS:
   Investments, at value (identified cost
      $259,319,440; see Schedule of Investments)                  $  312,816,732
   Cash                                                                  765,493
   Interest receivable                                                    17,305
   Receivable for investments sold                                     1,859,092
   Prepaid expenses                                                       16,292
                                                                  --------------
         Total assets                                             $  315,474,914
                                                                  --------------

LIABILITIES:
   Payable for investments purchased                              $      643,548
   Accrued advisory fee                                                  330,024
   Accrued other                                                         243,184
                                                                  --------------
         Total liabilities                                        $    1,216,756
                                                                  --------------

NET ASSETS                                                        $  314,258,158
                                                                  ==============

SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
      share, unlimited number of shares authorized,
      amount paid in on 15,108,429 shares issued and
      outstanding                                                 $  244,537,756

   Accumulated net investment loss                                    (2,163,903)

   Accumulated net realized gain on investments                       18,387,013

   Net unrealized gain on investments                                 53,497,292
                                                                  --------------

         Total net assets (equivalent to $20.80 per
         share based on 15,108,429 shares outstanding)            $  314,258,158
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2004
                                   (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of foreign
      tax of $3,348)                                  $     98,231
   Interest income                                         141,021
                                                      ------------
      Total investment income                                       $    239,252

EXPENSES:
   Advisory fees                                      $  1,978,232
   Legal fees                                               79,665
   Trustees' fees and expenses                              69,741
   Shareholder reporting                                    61,930
   Custodian fees                                           47,830
   Accounting and auditing fees                             40,577
   Transfer agent fees                                      29,267
   Stock exchange listing fee                               17,268
   Other                                                    78,645
                                                      ------------
      Total expenses                                                   2,403,155
                                                                    ------------

         Net investment loss                                        $ (2,163,903)
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                                 $ 23,793,037
   Increase in net unrealized gain on investments                     11,218,434
                                                                    ------------

         Net gain on investments                                    $ 35,011,471
                                                                    ------------

                Net increase in net assets
                resulting from operations                           $ 32,847,568
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                  FOR THE SIX       FOR THE
                                                  MONTHS ENDED     YEAR ENDED
                                                 MARCH 31, 2004   SEPTEMBER 30,
                                                  (UNAUDITED)         2003
                                                 --------------   --------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS:
   Net investment loss                           $   (2,163,903)  $   (3,244,087)
   Net realized gain on investments                  23,793,037       26,376,623
   Increase in net unrealized
      gain on investments                            11,218,434       31,417,229
                                                 --------------   --------------

         Net increase (decrease) in net
         assets resulting from operations        $   32,847,568   $   54,549,765
                                                 --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                    $  (14,733,429)  $  (29,863,899)
                                                 --------------   --------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (499,477 and 1,285,469 shares,
      respectively)                              $    9,389,165   $   20,063,210
                                                 --------------   --------------

         Net increase (decrease) in
         net assets                              $   27,503,304   $   44,749,076

NET ASSETS:

Beginning of period                                 286,754,854      242,005,778
                                                 --------------   --------------

End of period                                    $  314,258,158   $  286,754,854
                                                 ==============   ==============

ACCUMULATED NET INVESTMENT
LOSS INCLUDED IN NET ASSETS AT
END OF PERIOD                                    $   (2,163,903)  $            0
                                                 ==============   ==============

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                             STATEMENT OF CASH FLOWS
                     For the Six Months Ended March 31, 2004
                                   (UNAUDITED)

CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest income received                                    $         178,466
   Dividends received                                                     98,231
   Operating expenses paid                                            (2,275,619)
                                                               -----------------
         Net cash used for operating activities                $      (1,998,922)
                                                               -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities                           $     (55,414,126)
   Net sales of temporary cash investments                            12,341,258
   Sales and maturities of portfolio securities                       49,182,576
                                                               -----------------
         Net cash provided from investing activities           $       6,109,708
                                                               -----------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                $      (5,344,264)
                                                               -----------------
         Net cash used for financing activities                $      (5,344,264)
                                                               -----------------

NET DECREASE IN CASH                                           $      (1,233,478)

CASH AT BEGINNING OF PERIOD                                            1,998,971
                                                               -----------------

CASH AT END OF PERIOD                                          $         765,493
                                                               =================

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH USED
FOR OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations        $      32,847,568
   Net realized gain on investments                                  (23,793,037)
   Increase in net unrealized gain on investments                    (11,218,434)
   Decrease in dividends and interest receivable                          37,445
   Increase in accrued expenses                                           92,609
   Decrease in prepaid expenses                                           34,927
                                                               -----------------

         Net cash used for operating activities                $      (1,998,922)
                                                               =================

Noncash financing activities not included herein consist of stock distributions of $9,389,165. Noncash investing activities not included herein consist of the conversion of restricted preferred stock with a cost of $3,601,240 to restricted common stock of the same issuer.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                              FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
                                PERIOD INDICATED)

                         FOR THE SIX
                         MONTHS ENDED                                  FOR THE YEAR ENDED SEPTEMBER 30,
                        MARCH 31, 2004      --------------------------------------------------------------------------------------
                         (UNAUDITED)           2003(3)            2002(1)             2001               2000            1999
                        --------------      -------------      -------------      -------------      -------------   -------------
Net asset value per
   share:
   Beginning of period  $       19.630      $      18.160      $      27.350      $      46.147      $      21.771   $      16.711
                        --------------      -------------      -------------      -------------      -------------   -------------
Net investment loss     $       (0.146)(2)  $      (0.231)(2)  $      (0.283)(2)  $      (0.195)(2)  $      (0.290)  $      (0.176)
Net realized and
   unrealized gain
   (loss) on
   investments                   2.316              3.871             (5.727)           (13.822)            28.131           5.596
                        --------------      -------------      -------------      -------------      -------------   -------------
Total increase
   (decrease) from
   investment
   operations           $        2.170      $       3.640      $      (6.010)     $     (14.017)     $      27.841   $       5.420
                        --------------      -------------      -------------      -------------      -------------   -------------
Capital gains
   distributions to
   shareholders         $       (1.000)     $      (2.170)     $      (3.180)     $      (4.780)     $      (3.465)  $      (0.360)
                        --------------      -------------      -------------      -------------      -------------   -------------
Net asset value per
   share:
   End of period        $       20.800      $      19.630      $      18.160      $      27.350      $      46.147   $      21.771
                        ==============      =============      =============      =============      =============   =============
Per share market value:
   End of period        $        19.89      $       17.66      $       14.10      $       21.74      $       36.19   $       16.31
Total investment
   return at market
   value                         18.69%             43.49%            (25.24%)           (27.23%)           151.66%          27.39%

RATIOS AND
   SUPPLEMENTAL DATA:
Net assets at end
   of period            $  314,258,158      $ 286,754,854      $ 242,005,778      $ 329,373,206      $ 485,582,570   $ 209,519,627
Ratio of operating
   expenses to average
   net assets                     1.62%*             1.65%              1.64%              1.42%              1.45%           1.46%
Ratio of net
   investment loss to
   average net assets            (1.46%)*           (1.27%)            (1.16%)            (0.62%)            (0.86%)         (0.91%)
Portfolio turnover rate          19.07%             32.80%             17.40%             16.17%             12.90%          24.88%
Number of shares
   outstanding at end
   of period                15,108,429         14,608,952         13,323,483         12,042,064         10,522,490       9,623,524

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

* Annualized.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004
                                   (UNAUDITED)

(1) ORGANIZATION

       H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

    INVESTMENT SECURITIES

       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

    REPURCHASE AGREEMENTS

       In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

    DISTRIBUTION POLICY

       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    STATEMENT OF CASH FLOWS

       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2004.

    INDEMNIFICATIONS

       Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SECURITIES TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2004 totaled $51,839,837 and $50,981,668, respectively.

       At March 31, 2004, the total cost of securities for Federal income tax purposes was $259,319,440. The net unrealized gain on securities held by the Fund was $53,497,292, including gross unrealized gain of $96,363,048 and gross unrealized loss of $42,865,756.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.

       Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 20% of the Fund's net assets at March 31, 2004.

       The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

       During the six-month period ended March 31, 2004, certain restricted securities were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $582,000 at March 31, 2004 has also been determined by the Trustees. At March 31, 2004, the Fund has a proportionate interest in a 5% interest bearing promissory note due October 31, 2004 from the sale of restricted securities, with a par value o f $121,200 and an estimated value of $120,000 as determined by the Trustees. The value of the escrow account and note are included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

    The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2004, as determined by the Trustees of the Fund.

                                             ACQUISITION                      CARRYING VALUE
                SECURITY                         DATE             COST           PER UNIT           VALUE
----------------------------------------   ----------------   -------------   ---------------   -------------
ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                        5/2/00-3/24/03   $   3,000,594   $         2.700   $   1,225,336
   Series F Cvt. Pfd.                               3/19/03         750,363             2.700         750,001
Agensys
   Series C Cvt. Pfd.                               2/14/02       3,005,073             3.150       3,000,000
Agilix
   Series B Cvt. Pfd.                               11/8/01       3,014,260             0.240         571,429
Avalon Pharmaceuticals
   Series B Cvt. Pfd.                              10/22/01       3,008,325             2.350       1,998,525
BioTransplant
   Common Warrants (expire 8/12/04)                 8/12/94               0             0.000               0
   Common Warrants (expire 10/31/04)               10/31/94               0             0.000               0
   Common Warrants (expire 8/15/05)                 8/18/95               0             0.000               0
CardioNet^
   Series C Cvt. Pfd.                        5/3/01-3/25/03       5,546,931             3.500       5,520,004
Ceres
   Series C Cvt. Pfd.*                             12/23/98       1,502,620             6.000       2,250,000
   Series C-1 Cvt. Pfd.                              1/4/01         111,488             6.000         164,658
   Series D Cvt. Pfd.*                              3/14/01       1,668,122             6.000       1,667,802
Concentric Medical^
   Series B Cvt. Pfd.                        5/7/02-1/24/03       3,328,055             0.640       3,105,882
   Series C Cvt. Pfd.                              12/19/03       1,501,155             0.640       1,116,279
Conor MedSystems
   Series D Cvt. Pfd.                              10/23/03       2,403,660             1.200       2,400,000
CytoLogix^
   Series A Cvt. Pfd.                       1/13/98-7/21/99       2,332,441             0.825         399,984
   Series B Cvt. Pfd.*                              1/11/01       1,153,658             0.825         187,382
   Cvt. Note                                        5/29/02         168,337             1.000         168,337
EPR
   Series A Cvt. Pfd.                                3/9/94       1,000,409             0.010           2,222
Galileo Laboratories
   Series F Cvt. Pfd.                               8/18/00       3,002,895             3.500         489,555

                                             ACQUISITION                      CARRYING VALUE
                SECURITY                         DATE             COST           PER UNIT           VALUE
----------------------------------------   ----------------   -------------   ---------------   -------------
Idun Pharmaceuticals^
   Series A-1 Cvt. Pfd.                            11/26/02   $   3,001,966   $         2.474   $   3,000,000
I-Trax
   Series A Cvt. Pfd.                               3/18/04       4,000,000            25.000       4,000,000
Masimo
   Series D Cvt. Pfd.                               8/14/96       1,120,040            11.000       1,760,000
Masimo Labs
   Common                                           8/14/96               0             0.010           1,600
OmniSonics Medical Technologies
   Series B Cvt. Pfd.                               5/24/01       2,404,898             1.336       2,181,224
   Series C Cvt. Pfd.                               10/2/03       1,804,125             1.163       1,800,000
PHT^
   Series D Cvt. Pfd.                               7/23/01       4,202,025             0.780       4,200,000
   Series E Cvt. Pfd.                      7/15/03-12/17/03         710,613             0.780         706,883
Raven biotechnologies^
   Series B Cvt. Pfd.                              12/12/00       3,001,725             0.830       1,509,091
   Series C Cvt. Pfd.                              11/26/02       2,331,600             0.830       2,331,600
Senomyx
   Series E Cvt. Pfd.                               2/19/02       3,003,903             2.900       3,000,002
Songbird Hearing
   Series D Cvt. Pfd.                              12/14/00       3,004,861             0.010           6,397
Syntiro Heathcare Services
   Common                                            2/5/97       1,200,325             0.010           3,062
   Warrants (expire 10/15/04)                      10/15/98               0             0.000               0
Theravance
   Series C Cvt. Pfd.                                2/5/99       1,800,123             9.000       1,905,885
   Series D-1 Cvt. Pfd.                             8/28/00       1,801,329             9.000       1,800,000
Therion Biologics
   C-2 Units*                                       8/13/03          59,998             1.800          59,998
   Common                                  7/12/90-10/16/96         511,365             0.010           2,268
   Series A Cvt. Pfd.                      8/20/96-10/16/96         444,850             1.800          85,333
   Series B Cvt. Pfd.*                      2/24/99-6/22/99         900,914             1.800         432,000
   Series C Cvt. Pfd.*                              9/26/01       1,529,348             1.800         733,882
   Sinking Fund Cvt. Pfd.                   10/17/94-4/3/96         721,291             0.010             361
TherOx
   Series H Cvt. Pfd.                               9/11/00       3,001,873             1.480         965,216
   Bridge Note*                                     1/28/04         200,272             1.000         200,272
Triad Therapeutics^
   Series A Cvt. Pfd.                                6/8/99       1,751,170             0.001           1,750
   Series B Cvt. Pfd.                              12/20/00       1,053,135             0.001             525
   Series C Cvt. Pfd.                              11/25/02       1,200,000             0.150         180,000
VNUS Medical Technologies
   Series E Cvt. Pfd.                               8/20/01       4,200,003             5.120       4,200,003
Xanthus Life Sciences
   Series B Cvt. Pfd.                               12/5/03       2,101,320             1.000       2,100,000
Zyomyx
   Common                                    2/19/99-2/6/04       3,602,065             0.010           3,000
   Series A New Cvt. Pfd.                           1/12/04         299,700             1.000         299,700
   Series B New Cvt. Pfd.                           1/12/04             300             1.000             300
                                                              -------------                     -------------
                                                              $  91,463,523                     $  62,487,748
                                                              =============                     =============

*  With warrants attached.
^  Affiliated issuers.

(5) RIGHTS OFFERING

       On March 15, 2004, the Trustees of the Fund approved a rights offering to increase the Fund's assets available for investment. Pending approval by the SEC, it is anticipated that rights will be offered to shareholders of record as of the close of business on May 26, 2004 and that the subscription period will end in June 2004.

                            H&Q HEALTHCARE INVESTORS
                       New York Stock Exchange Symbol: HQH
                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                  Kimberley L. Carroll, Treasurer and Secretary

                                    TRUSTEES
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, ENGSCD
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                                   Dechert LLP

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
                          please contact the Plan Agent
                       State Street Bank and Trust Company
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                                                                    HQHCM-SAR-04

ITEM 2.   CODE OF ETHICS.

Not applicable to this semi-annual filing.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable to this semi-annual filing.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable to this semi-annual filing.


ITEM 9.   SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified steps in the processing of the registrant's portfolio securities transactions and in the procedures for monitoring the percentage of voting securities of certain issuers held by the registrant that warranted enhancements to the internal control procedures. Management has instituted additional procedures, and is in the process of implementing them, to enhance its internal controls.


ITEM 11.  EXHIBITS.

(a)(1)  Not applicable to this semi-annual filing.

(a)(2)  Filed as an attachment to this filing.

(a)(3)  Not applicable.

(b)     Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&Q HEALTHCARE INVESTORS


By:     /s/ Daniel R. Omstead
        -----------------------------
        Daniel R. Omstead
        President

Date:   June 7, 2004
        ------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Daniel R. Omstead
        -----------------------------
        Daniel R. Omstead
        President

Date:   June 7, 2004
        ------------------


By:     /s/ Kimberly L. Carroll
        -----------------------------
        Kimberly L. Carroll
        Treasurer

Date:   June 7, 2004
        ------------------